UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1061 E. Indiantown Road, Suite 110, Jupiter FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on November 10, 2020, Jupiter Wellness, Inc. (the “Company”) entered into a three-year endorsement agreement (the “ Endorsement Agreement”) with Tee-2-Green Enterprises Limited (“Tee-2-Green”), pursuant to which the Company purchased the exclusive right and license to utilize Ernie Els’ (the “Player”) name, likeness, photographs, and endorsements in the advertising, promotion, distribution and sale of the Company’s CaniSun, CaniSkin and CaniDermRX range. On September 3, 2021, the Company and Tee-2-Green entered into an Addendum to Endorsement Agreement (the “Addendum”), pursuant to which the original contract term has been extended by two years and now terminates at midnight on November 25, 2025.

As consideration for the extension, the Company will issue Tee-2-Green an additional 60,000 shares of the Company’s restricted common stock (“the Restricted Stock”). The Company will also pay Tee-2-Green $75,000 in year four and $75,000 in year five of the Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The information under Item 1.01 is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On September 8, 2021, the Company issued a press release announcing the extension of Endorsement Agreement (the “Press Release”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits

Exhibit No.	Description
10.1	Addendum to Endorsement Agreement dated September 3, 2021
99.1	Press Release dated September 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2021

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer